UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT

On June 27, 2011, Kilroy Realty, L.P. (the “Operating Partnership”) and Kilroy Realty Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (“J.P. Morgan”), Barclays Capital Inc. (“Barclays Capital”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Wells Fargo Securities, LLC (“Wells Fargo Securities”).

Under the Underwriting Agreement, J.P. Morgan, Barclays Capital, BofA Merrill Lynch and Wells Fargo Securities agreed to serve as representatives of the several underwriters listed on Schedule A attached to the Underwriting Agreement in connection with the public offering by the Operating Partnership of $325 million aggregate principal amount of the Operating Partnership’s 4.800% Senior Notes due 2018. The notes will be fully and unconditionally guaranteed by the Company.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Amendment, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 27, 2011, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:
/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Controller

Date: June 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:
/s/ Heidi R. Roth
Heidi R. Roth Senior Vice President and Controller

Date: June 30, 2011

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Underwriting Agreement, dated June 27, 2011, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto.

*	Filed herewith.